ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Recharge card	¥ 237,570		¥ 228,655
Refund liability	167,349		190,591
Accrued payroll and employee benefits	48,343		72,715
Payable for advertisement	19,094
Professional service fee	11,735		5,881
VAT and other tax payables	5,510		10,680
Others	17,132		8,574
Total	¥ 506,733	$ 69,422	¥ 517,096